Exhibit 3.5

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:05 AM 10/28/1999
991457861 - 3117911

CERTIFICATE OF FORMATION

OF

WOW NETWORKS MANAGEMENT, LLC

This Certificate of Formation of WOW Networks Management, LLC (the “LLC”) has been duly executed and is being filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Act (6 Del. C. § 18-101, et seq.).

FIRST. The name of the limited liability company formed hereby is WOW Networks Management, LLC.

SECOND. The address of the registered office of the LLC in the State of Delaware is c/o Corporation Service Company, 1013 Centre Road, Wilmington, New Castle County, Delaware 19805.

THIRD. The name and address of the registered agent for service of process on the LLC in the State of Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, New Castle County, Delaware 19805.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Formation as of this 28th day of October, 1999.

Thomas J. Morattl
Authorized Person

CONSENT

I, Thomas J. Moratti, the Sole Incorporator of WideOpenWest, Inc. do hereby consent to the use of the corporate names of WideOpenWest, LLC and WideOpenWest Holdings, LLC as Delaware limited liability companies.

WIDEOPENWEST, INC.

By:
Thomas J. Moratti
Sole Incorporator

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:05 AM 11/18/1999
991493371 - 3117911

CERTIFICATE OF CORRECTION
OF THE
CERTIFICATE OF FORMATION
OF
WOW NETWORKS MANAGEMENT, LLC

(Pursuant to Section 18-211 (a)) of the Limited Liability
Company Act of the State of Delaware)

I, the undersigned, being an Authorized Person of WOW Networks Management, LLC, do hereby certify that the Certificate of Formation filed on October 28, 1999 contained and inaccurate record. The Certificate of Formation was erroneously filed with an incorrect name.

ARTICLE FIRST provides that:

“FIRST. The name of the limited liability company formed hereby is WOW Networks Management, LLC.”

ARTICLE FIRST should read as follows:

“FIRST. The name of the limited liability company formed hereby is WideOpenWest, LLC.”

I have duly executed this Certificate of Correction of the Certificate of Formation as of this 17th day of November 1999.

Thomas J. Moratti
Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/08/1999
991525014 - 3117911

CORRECTED

CERTIFICATE OF CORRECTION

(Pursuant to Section 18-211 of the Limited Liability Company Act
of the State of Delaware)

1, the undersigned being an Authorized Person of WideOpenWest, LLC ( “the Company”) do hereby certify that the Certificate of Correction filed on November 18, 1999 contained an inaccurate record. The Certificate of Correction erroneously stated that the correct name of the Company should be. WideOpenWest, LLC. The Certificate should have stated that the correct name of the Company is WideOpenWest Networks, LLC as shown on the attached Corrected Certificate of Formation.

I have duly executed this Certificate of Correction this 18th day of November, 1999.

Thomas J. Moratti
Authorized Person

ATTACHMENT

CERTIFICATE OF CORRECTION
OF THE
CERTIFICATE OF FORMATION
OF
WOW NETWORKS MANAGEMENT, LLC

Pursuant to Section 18.211 (a) of the Limited Liability
Company Act of the State of Delaware)

I, the undersigned being an Authorized Person of WOW Networks Management, LLC do hereby certify that the Certificate of Formation filed on October 28, 1999 contained an inaccurate record. The Certificate of Formation was erroneously filed with an incorrect name.

ARTICLE FIRST provides that:

“First. The name of the limited liability company formed hereby is WOW Networks Management, LLC.”

ARTICLE FIRST should read as follows:

“First. The name of the limited liability company formed hereby is WideOpenWest Networks, LLC.”

I have duly executed this Amended Certificate of Correction of Certificate of Formation this 18th day of November, 1999.

Thomas J. Moratti
Authorized Person

CONSENT

I, Thomas J. Moratti, the Sole Incorporator of WideOpenWest Networks, Inc. do hereby consent to the use of ace corporate name of WideOpenWest Networks, LLC as a Delaware limited liability company.

WIDEOPENWEST NETWORKS, INC.

By:
Thomas J. Moratti
Sole Incorporator